SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2009

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on October 7, 2009, JohnsonDiversey Holdings, Inc., a Delaware corporation (the “Company”), entered into (1) an Investment and Recapitalization Agreement (the “Investment Agreement”), by and among the Company, CDR Jaguar Investor Company, LLC, a Delaware limited liability company (“CD&R Investor”), Commercial Markets Holdco, Inc., a Wisconsin corporation (“CMH”), and SNW Co., Inc., a Delaware corporation (“SNW”), and (2) a Redemption Agreement (as amended, the “Redemption Agreement”), by and among the Company, JohnsonDiversey, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“JDI”), CMH, Unilever, N.V., a company organized under the laws of the Netherlands (“Unilever”), Marga B.V., a company organized under the laws of the Netherlands and an indirect, wholly owned subsidiary of Unilever (“Marga”), and Conopco, Inc., a New York corporation and an indirect, wholly owned subsidiary of Unilever (“Conopco”).

The Investment Agreement and the Redemption Agreement and certain agreements entered into or contemplated thereby (collectively, the “Transactions”) were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 14, 2009 (the “October Form 8-K”), the Company’s Current Report on Form 8-K filed with the Commission on November 10, 2009 (the “November Form 8-K”) and the Company’s Current Report on Form 8-K filed with the Commission on November 25, 2009.

Pursuant to the Investment Agreement, on November 24, 2009 in connection with the closing of the Transactions (the “Closing”):

•

the Company’s existing certificate of incorporation was amended and restated (as amended and restated, the “Second Amended and Restated Certificate of Incorporation”) to, among other things, reclassify the common stock of the Company such that (1) the existing class A common stock was reclassified as new class A common stock, par value $0.01 per share (the “Class A Common Stock”), which has voting rights, and (2) the existing class B common stock was reclassified as new class B common stock, par value $0.01 per share (the “Class B Common Stock”), which has no voting rights except to the extent required by Delaware law;

•

the Company issued new shares of Class A Common Stock representing approximately 45.9% of the outstanding common stock of the Company (immediately after giving effect to the Transactions and assuming the exercise of the Warrant (as defined below)) to CD&R Investor and CDR F&F Jaguar Investor, LLC (together, the “CD&R Investor Parties”), in exchange for $477 million in cash;

•

pursuant to the Second Amended and Restated Certificate of Incorporation of the Company, the shares of existing class A common stock of the Company held by CMH were reclassified, without any action on the part of CMH, as new shares of Class A Common Stock representing approximately 49.1% of the outstanding common stock of the Company (immediately after giving effect to the Transactions and assuming the exercise of the Warrant); and

•

the Company issued new shares of Class A Common Stock representing approximately 1.0% of the outstanding common stock of the Company (immediately after giving effect to the Transactions and assuming the exercise of the Warrant) to SNW in exchange for $9.9 million in cash.

Pursuant to the Redemption Agreement, on November 24, 2009 in connection with the Closing, the Company purchased all of the common equity ownership interests of the Company previously held by Marga in exchange for:

•

cash equal to $390.5 million and the settlement of certain amounts owed by Unilever and its affiliates to the Company and its affiliates and owed to Unilever and its affiliates by the Company and its affiliates; and

•

a warrant (the “Warrant”) issued by the Company to Marga to purchase shares of Class A Common Stock representing 4.0% of the outstanding common stock of the Company (immediately after giving effect to the Transactions and assuming the exercise of the Warrant). A description of the Warrant is set forth in the section of the October Form 8-K entitled “Redemption Agreement—Warrant,” which is incorporated herein by reference.

In addition, in connection with the Closing, among other things:

•

the amended and restated stockholders’ agreement among the Company, CMH and Marga, dated as of December 19, 2008, and all obligations thereunder, other than confidentiality obligations, was terminated;

•

the purchase agreement among the Company, JDI and Conopco, dated as of November 20, 2001, pursuant to which the Company acquired the DiverseyLever business, and all obligations thereunder, other than certain tax and environmental indemnification rights and obligations, was terminated;

•

the Company, CMH, the CD&R Investor Parties and SNW entered into a new stockholders agreement (the “Stockholders Agreement”). A description of the Stockholders Agreement is set forth in the section of the October Form 8-K entitled “Stockholders Agreement,” which is incorporated herein by reference;

•

the Company, CMH, the CD&R Investor Parties, SNW and Marga entered into a registration rights agreement (the “Registration Rights Agreement”). A description of the Registration Rights Agreement is set forth in the section of the October Form 8-K entitled “Registration Rights Agreement,” which is incorporated herein by reference;

•

the Company entered into separate indemnification agreements with each of CMH and CD&R Investor (together, the “Indemnification Agreements”) under which the Company agreed to indemnify CMH, CD&R Investor, certain of their affiliates and certain of their respective employees, partners and representatives for certain losses with respect to the Transactions and certain losses arising out of service as a director or officer of the Company or its subsidiaries. A description of the Indemnification Agreements is set forth in the section of the October Form 8-K entitled “Indemnification Agreements,” which is incorporated herein by reference;

•

the Company and JDI entered into a consulting agreement (the “Consulting Agreement”) with Clayton, Dubilier & Rice, LLC (“CD&R”), pursuant to which CD&R will provide certain management, consulting, advisory, monitoring and financial services to the Company, JDI and the Company’s other subsidiaries. A description of the Consulting Agreement is set forth in the section of the October Form 8-K entitled “Consulting Agreement,” which is incorporated herein by reference;

•

certain commercial agreements (the “SCJ Commercial Agreements”) between JDI and S.C. Johnson & Son, Inc. (“SCJ”), including a license to use certain SCJ brand names and technology and a lease with SCJ for the Company’s Waxdale manufacturing facility in Sturtevant, Wisconsin, were amended and restated. A description of the SCJ Commercial Agreements, as amended in connection with the Closing, is set forth in Exhibit 99.2 to the November Form 8-K in the section entitled “Certain Relationships and Related Transactions—Relationships with SCJ,” which is incorporated herein by reference;

•

certain commercial agreements (the “Unilever Commercial Agreements”) between JDI and Unilever were amended. A description of the Unilever Commercial Agreements, as amended in connection with the Closing, is set forth in Exhibit 99.2 to the November Form 8-K in the section entitled “Certain Relationships and Related Transactions—Relationships with Unilever,” which is incorporated herein by reference; and

•	substantially all of the Company’s and JDI’s outstanding debt obligations were refinanced as discussed herein.

The descriptions of the Warrant, the Registration Rights Agreement, the Stockholders Agreement, the Indemnification Agreements and the Consulting Agreements included or incorporated by reference herein are summaries and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and are hereby incorporated by reference. The description of the amendments to the Unilever Commercial Agreements included or incorporated by reference herein is a summary and is qualified in its entirety by reference to the full text of Amendment No. 1 to Umbrella Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC, Amendment No. 1 to Master Sales Agency Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC and Amendment No. 1 to Master Sub-License Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC, which are filed as Exhibits 10.5, 10.6 and 10.7 hereto, respectively, and are hereby incorporated by reference.

New Senior Secured Credit Facilities

In connection with the Closing, on November 24, 2009, JDI, its Canadian subsidiary and one of its European subsidiaries, each as a borrower, entered into a credit agreement (the “New Credit Agreement”), with the Company, as guarantor; Citibank, N.A., as administrative agent; Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners LLC and J.P. Morgan Securities Inc., as joint lead arrangers; General Electric Capital Corporation, Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A., as co-syndication agents; Citigroup Global Markets Inc., GE Capital Markets, Inc., Goldman Sachs Lending Partners LLC, J.P. Morgan Securities Inc., Barclays Capital, the investment banking division of Barclays Bank PLC, HSBC Securities (USA) Inc., Morgan Stanley, Natixis New York Branch, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch, RBC Capital Markets and Scotia Capital, as joint bookrunning managers; and a syndicate of financial institutions, as lenders. Pursuant to the New Credit Agreement, the lenders provide an aggregate principal amount of up to $1.25 billion available in U.S. dollars, euros, Canadian dollars and British pounds under the new senior secured credit facilities (the “New Senior Secured Credit Facilities”) described below.

The New Senior Secured Credit Facilities include three tranche B term loans (the “Term Facilities”), one in U.S. dollars, one in Canadian dollars and one in euros, in an aggregate principal amount of $1.0 billion.

The New Senior Secured Credit Facilities also include a revolving credit facility consisting of a multicurrency revolving credit facility (the “Revolving Facility”) in an aggregate principal amount of $250 million available in U.S. dollars, euros, Canadian dollars and/or British pounds, with a sub-limit of $30 million available as same-day swing line loans. Up to $50 million of the Revolving Facility is available for letter of credit accommodations.

Maturity

The Revolving Facility will mature on November 24, 2014. The Term Facilities will mature on November 24, 2015 and will amortize in quarterly installments. The amortization installments of the Term Facilities will be 1.00% of the original principal amount of the term facilities per year over the life of the Term Facilities.

Interest and Fees

At JDI’s option, loans under the New Senior Secured Credit Facilities bear interest at a rate equal to, (1) in the case of U.S. dollar-denominated loans, the Applicable Margin (as defined in the New Credit Agreement) plus the Base Rate, payable quarterly in arrears, or the Applicable Margin plus the London interbank offered rate (defined in the New Credit Agreement as the “LIBO Rate”), (2) in the case of Canadian dollar-denominated loans, the Applicable Margin plus the BA Rate (as defined in the New Credit Agreement), and (3) in the case of euro- or British pound-denominated loans, the Applicable Margin plus the current LIBO Rate or European interbank offered rate (defined in the New Credit Agreement as the “EURIBO Rate”) for euro or British pounds, as the case may be.

The Applicable Margin is initially equal to (i) with respect to revolving credit loans maintained as Base Rate loans, a rate equal to 2.50% per annum, (ii) with respect to revolving credit loans maintained as LIBO Rate loans, a rate equal to 3.50% per annum, (iii) with respect to revolving credit loans maintained as EURIBO Rate loans, a rate equal to 3.50% per annum, (iv) with respect to revolving credit loans maintained as BA Rate loans, a rate equal to 3.50% per annum and (v) with respect to the Term Facilities, as of any date of determination, a per annum rate equal to the rate set forth below opposite the then applicable leverage ratio:

LEVERAGE RATIO	BASE RATE LOANS	LIBO RATE LOANS	EURIBO RATE LOANS	BA RATE LOANS
Greater than 2.75 to 1	2.50%	3.50%	4.25%	3.50%
Less than or equal to 2.75 to 1	2.25%	3.25%	4.00%	3.25%

Interest at the LIBO Rate, BA Rate and EURIBO Rate is payable in the applicable currency for interest periods of one, two, three or six months at the end of the relevant interest period, subject to certain exceptions, but at least quarterly. The Base Rate is the highest of (1) Citibank’s base rate, (2) the three-month certificate of deposit rate plus 0.50%, (3) the federal funds effective rate plus 0.50% and (4) the sum of the one-month LIBO Rate and the difference between the Applicable Margin for LIBO Rate loans and the Applicable Margin for Base Rate loans. Interest payable in respect of the Term Facilities, excluding the Applicable Margin, includes minimum floors of: (i) 3.00% in respect of loans maintained as Base Rate loans, (ii) 2.00% in respect of loans maintained as LIBO Rate loans or BA Rate loans and (iii) 2.25% in respect of loans maintained as EURIBO Rate loans. A default rate applies on all loans in the event of payment- or insolvency-related defaults at a rate per annum of 2.0% above the applicable interest rate.

JDI must pay a per annum fee equal to the Applicable Margin with respect to the LIBO Rate under the Revolving Facility on the aggregate face amount of outstanding letters of credit. In addition, JDI must pay an issuance fee of 0.25% per annum on the aggregate face amount of outstanding letters of credit as well as other customary administration fees. JDI must also pay a commitment fee on the unused portion of the Revolving Facility. The rate used to calculate the commitment fee is 0.75% per annum with reductions to 0.625% if our leverage ratio is below 3.0 to 1.0 and to 0.5% if JDI’s leverage ratio is equal to or below 2.5 to 1.0.

Guarantee; Security

All of JDI’s obligations under the New Senior Secured Credit Facilities are guaranteed by the Company and specified U.S. subsidiaries. All of JDI’s Canadian and European subsidiaries’ obligations under the Term Facilities are guaranteed by JDI, the Company and specified U.S. and foreign subsidiaries. The New Senior Secured Credit Facilities are secured by substantially all of the Company’s assets and the assets of JDI and each other subsidiary-borrower and guarantor (with certain exceptions), including (1) a first-priority pledge of all of JDI’s capital stock held by the Company and all of the capital stock of each other subsidiary-borrower and guarantor held by JDI or any other subsidiary-borrower or guarantor (but limited to the extent necessary to avoid materially adverse tax consequences and by applicable legal restrictions and, in any event, only 65% of the capital stock of JDI’s first-tier foreign subsidiaries held by U.S. entities will be pledged to secure JDI’s U.S. obligations under the New Senior Secured Credit Facilities) and (2) a perfected first-priority security interest in, and mortgages on, substantially all of JDI’s tangible and intangible assets and all of the tangible and intangible assets of the Company and each other subsidiary-borrower and guarantor (but limited to the extent necessary to avoid materially adverse tax consequences and by applicable legal restrictions and, in any event, no assets of a foreign subsidiary will secure obligations of the Company and its U.S. subsidiaries). In addition, the collateral under the New Senior Secured Credit Facilities secure, on a pari passu basis, up to $200 million of indebtedness under certain working capital lines provided to foreign subsidiaries of the Company by lenders or affiliates of lenders under the New Credit Agreement.

Prepayments

The New Credit Agreement includes mandatory prepayments of proceeds received from certain debt issuances, asset sales and insurance recoveries, in each case subject to specified thresholds and exceptions. In addition, JDI is required to make an annual mandatory prepayment of excess cash flow (as defined in the New Credit Agreement). With respect to the Term Facilities, all mandatory prepayments will be applied on a pro rata basis.

Conditions, Covenants, Events of Default

The New Credit Agreement contains customary conditions to effectiveness, affirmative and negative covenants and events of default. The negative covenants include restrictions, among others, on the incurrence of indebtedness and liens, dividends and other distributions, consolidations and mergers, the purchase and sale of assets, the issuance of stock, loans and investments, intercompany transactions, voluntary payments and modifications of indebtedness, and affiliate transactions. The New Credit Agreement also contains financial covenants consisting of maximum total leverage ratio, minimum interest coverage ratio and maximum capital expenditures, in each case, at levels set forth in the New Senior Secured Credit Facilities.

The description of the New Senior Secured Facilities, the New Credit Agreement, the Term Facilities and the Revolving Facility is a summary and is qualified in its entirety by reference to the full text of the Credit Agreement, dated November 24, 2009, among, inter alia, JDI, as a borrower, the Company, the lenders and issuers party thereto, as lenders, Citibank, N.A., as administrative agent, and the other parties thereto, the Guaranty, dated November 24, 2009, made by the Company, JDI and certain of their U.S. subsidiaries in favor of the Guarantied Parties (as defined therein), the Guaranty, dated November 24, 2009, made by certain subsidiaries of JDI organized outside of the United States in favor of the Guarantied Parties (as defined therein) and the Pledge and Security Agreement, dated November 24, 2009, by the Grantors (as defined therein) in favor of the Principal Agent (as defined therein), which are filed as Exhibits 10.8, 10.9, 10.10 and 10.11 hereto and are hereby incorporated by reference.

New JDI Senior Notes

On November 19, 2009, JDI entered into a Purchase Agreement (the “JDI Purchase Agreement”), pursuant to which it agreed to sell $400 million aggregate principal amount of its 8.25% senior notes due 2019 (the “JDI Notes”) to the initial purchasers named in the JDI Purchase Agreement (the “JDI Notes Initial Purchasers”). The closing of the sale of the JDI Notes occurred concurrently with the Closing. The net proceeds of the offering, after deducting the JDI Notes Initial Purchasers’ discount, but before estimated offering expenses, were approximately $389.4 million. JDI used the net proceeds from the offering of the JDI Notes, together with amounts borrowed under the New Senior Secured Credit Facilities, to provide funds necessary to consummate a portion of the Transactions, including to fund the repurchase or redemption by JDI of the outstanding Euro Notes and Dollar Notes (each as defined below) and to repay borrowings under its existing senior secured credit facilities.

The offer and sale of the JDI Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the JDI Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. JDI offered and sold the JDI Notes to the JDI Notes Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The JDI Notes Initial Purchasers will sell the JDI Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act. JDI relied on these exemptions from registration based, in part, on representations made by the JDI Notes Initial Purchasers in the JDI Purchase Agreement.

JDI issued the JDI Notes under an indenture, dated as of November 24, 2009 (the “JDI Indenture”), among JDI, the subsidiary guarantors from time to time party thereto and Wilmington Trust FSB, as trustee. The JDI Notes bear interest at a rate of 8.25% per annum. JDI will pay interest on the JDI Notes on May 15 and November 15 of each year, beginning on May 15, 2010. The JDI Notes will mature on November 15, 2019. The JDI Notes are guaranteed, on an unsecured senior basis, by each of JDI’s direct and indirect domestic subsidiaries that guarantee payment by JDI of any indebtedness under the New Senior Secured Credit Facilities. The JDI Indenture contains certain covenants and events of default that the Company believes are customary for indentures of this type.

In connection with the issuance and sale of the JDI Notes, JDI entered into an Exchange and Registration Rights Agreement, dated as of November 24, 2009 (the “JDI Notes Registration Rights Agreement”), with the guarantors and purchasers party thereto, pursuant to which JDI agreed to either offer to exchange the JDI Notes for substantially similar notes that are registered under the Securities Act or, in certain circumstances, register the resale of the JDI Notes.

The description of the JDI Indenture, the JDI Notes and the JDI Notes Registration Rights Agreement is a summary and is qualified in its entirety by reference to the full text of the JDI Indenture (including the form of JDI Notes attached thereto) and the JDI Notes Registration Rights Agreement, which are filed as Exhibits 4.3 and 4.4 hereto and are hereby incorporated by reference.

New Senior Notes

On November 20, 2009, the Company entered into a Purchase Agreement (the “Purchase Agreement”), pursuant to which it agreed to sell $250 million initial aggregate principal amount of its 10.50% senior notes due 2020 (the “Company Notes”) to the initial purchasers named in the Purchase Agreement (the “Company Notes Initial Purchasers”). The closing of the sale of the Company Notes occurred concurrently with the Closing. The net proceeds of the offering, after deducting the Company Notes Initial Purchasers’ discount, but before estimated offering expenses, were approximately $232.5 million. The Company used the net proceeds from the offering of the Company Notes to provide funds necessary to consummate a portion of the Transactions, including to fund the repurchase of its common equity ownership interests previously held by Marga.

The offer and sale of the Company Notes have not been registered under the Securities Act, and the Company Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the Company Notes to the Company Notes Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The

Company Notes Initial Purchasers will sell the Company Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act. The Company relied on these exemptions from registration based, in part, on representations made by the Company Notes Initial Purchasers in the Purchase Agreement.

The Company issued the Company Notes under an indenture, dated as of November 24, 2009 (the “Company Indenture”), between the Company and Wilmington Trust FSB, as trustee. The Company Notes bear interest at a rate of 10.50% per annum, compounded semi-annually on each May 15 and November 15. Until November 15, 2014, the Company may elect to pay interest on the Company Notes in cash or by increasing the principal amount of the Company Notes. Thereafter, cash interest will be payable on the Company Notes on May 15 and November 15 of each year, commencing on May 15, 2015; provided that cash interest will be payable only to the extent of funds actually available for distribution by JDI to the Company under applicable law and under any agreement governing JDI’s indebtedness. The Company Notes will mature on May 15, 2020. The Company Notes are not guaranteed by any of the Company’s subsidiaries. The Company Indenture contains certain covenants and events of default that the Company believes are customary for indentures of this type.

In connection with the issuance and sale of the Company Notes, the Company entered into an Exchange and Registration Rights Agreement, dated as of November 24, 2009 (the “Company Notes Registration Rights Agreement”), with the purchasers party thereto, pursuant to which the Company agreed to either offer to exchange the Company Notes for substantially similar notes that are registered under the Securities Act or, in certain circumstances, register the resale of the Company Notes.

The description of the Company Indenture, the Company Notes and the Company Notes Registration Rights Agreement is a summary and is qualified in its entirety by reference to the full text of the Company Indenture (including the form of Company Notes attached thereto) and the Company Notes Registration Rights Agreement, which are filed as Exhibits 4.5 and 4.6 hereto, respectively, and are hereby incorporated by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

The New Senior Secured Credit Facilities replace JDI’s existing senior secured credit facilities. In connection with the Closing, all of JDI’s and the Company’s obligations under JDI’s existing senior secured credit facilities, including the Amended and Restated Credit Agreement, dated as of December 16, 2005 (as amended, the “Prior Credit Agreement”), among JDI, as borrower, the Company, the lenders and issuers party thereto, as lenders, Citicorp USA, Inc., as administrative agent, JPMorgan Chase Bank, N.A., General Electric Capital Corporation and National City Bank of the Midwest, each as a co-documentation agent, and Citigroup Global Markets, Inc., as sole arranger and book runner, were satisfied and the Prior Credit Agreement was terminated. No prepayment penalties were incurred by JDI or the Company in connection with terminating the Prior Credit Agreement. A description of the Prior Credit Agreement is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” and is hereby incorporated by reference.

In connection with the Closing, JDI and the Company announced the early acceptance of tendered notes in connection with JDI’s previously announced cash tender offers for its outstanding euro-denominated 9.625% Senior Subordinated Notes due 2012 (the “Euro Notes”) and its outstanding dollar-denominated 9.625% Senior Subordinated Notes due 2012 (the “Dollar Notes”) and the Company’s previously announced cash tender offer for its outstanding 10.67% Senior Discount Notes due 2013 (the “Holdings Notes” and, together with the Euro Notes and the Dollar Notes, the “Notes”). On November 24, 2009, upon the satisfaction of certain conditions as described in the Offer to Purchase and Consent Solicitation Statement dated October 26, 2009, JDI accepted for purchase and paid for all of the Euro Notes and Dollar Notes validly tendered in the applicable tender offer, and the Company accepted for purchase and paid for all of the Holdings Notes validly tendered in the applicable tender offer.

In addition, JDI and the Company have issued irrevocable notices of redemption with respect to the Notes that remain outstanding following the purchase of Notes in the applicable tender offer. Pursuant to the applicable redemption notice and the terms of the applicable indenture, JDI or the Company, as applicable, will redeem the Notes that remain outstanding on December 24, 2009 at the redemption price set forth in the applicable redemption notice. Following such redemptions, the Company’s and JDI’s payment obligations under each of (a) the indenture, dated as of May 3, 2002 and amended by the First Supplemental Indenture, dated as of November 9, 2009, among JDI, each of the guarantors party thereto and The Bank of New York Mellon (as successor to The Bank of New York), as trustee, under which the Euro Notes were issued, (b) the indenture, dated as of May 3, 2002, among JDI, each of the guarantors party thereto and The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee, under which the Dollar Notes were issued and (c) the amended and restated indenture, dated as of September 11, 2003, between the Company and The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee, under which the Holdings Notes were issued, will be terminated.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03. Based on certain of the representations made by each of the CD&R Investor Parties and SNW, the sales of the shares of Class A Common Stock pursuant to the Investment Agreement were made in reliance on the exemption from registration under the Securities Act pursuant to Section 4(2) of the Securities Act.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Effective as of the Closing, S. Curtis Johnson III, Edward F. Lonergan, Todd C. Brown, Irene M. Esteves, Robert M. Howe, Helen P. Johnson-Leipold, Clifton D. Louis, Norman Clubb, Neal R. Nottleson, John Rice and Reto Wittwer resigned from the Board of Directors of the Company (the “Board”) and S. Curtis Johnson III, Edward F. Lonergan, Todd C. Brown, Irene M. Esteves, Robert M. Howe, Helen P. Johnson-Leipold, Clifton D. Louis, Neal R. Nottleson and Reto Wittwer resigned from the Board of Directors of JDI (the “JDI Board”).

Appointment of Directors

The Board consists of eleven directors. Pursuant to the Stockholders Agreement, each of CMH and CD&R Investor have the right to designate five directors, including two independent directors, to the Board. The Company’s Chief Executive Officer is the eleventh director. Effective as of the Closing, the stockholders of the Company appointed S. Curtis Johnson III, Helen P. Johnson-Leipold and Clifton D. Louis, each of whom were designated by CMH, James G. Berges, George K. Jaquette and Richard J. Schnall, each of whom were designated by CD&R Investor, and Edward F. Lonergan, the Company’s Chief Executive Officer, to the Board. In addition, each of CMH and CD&R Investor is entitled to designate two independent directors to the Board.

Furthermore, pursuant to the Stockholders Agreement, CMH and CD&R Investor have the right to designate directors to the board of directors of any subsidiary of the Company, including the JDI Board, in proportion to the relative number of directors then designated by CMH, on the one hand, and CD&R Investor, on the other hand, to the Board. In this regard, effective as of the Closing, the stockholders of JDI appointed S. Curtis Johnson III, Helen P. Johnson-Leipold and Clifton D. Louis, each of whom were designated by CMH, James G. Berges, George K. Jaquette and Richard J. Schnall, each of whom were designated by CD&R Investor, and Edward F. Lonergan, JDI’s Chief Executive Officer, to the JDI Board.

Biographical information regarding Mr. Johnson, Ms. Johnson-Leipold, Mr. Louis and Mr. Lonergan is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and is hereby incorporated by reference. Biographical information regarding Mr. Berges, Mr. Jaquette and Mr. Schnall is set forth below.

James G. Berges, 62, is an operating partner of Clayton, Dubilier & Rice, LLC. Mr. Berges was President of Emerson Electric Co. from 1999 until his retirement in 2005. Emerson Electric Co. is a global manufacturer of products, systems and services for industrial automation, process control, HVAC, electronics and communications, and appliances and tools. He is the chairman of the board of Sally Beauty Holdings, Inc. and HD Supply, a director and chairman of the executive committee of NCI Building Systems, Inc. and a director of PPG Industries, Inc.

George K. Jaquette, 35, is a financial partner of Clayton, Dubilier & Rice, LLC. Prior to joining Clayton, Dubilier & Rice, Mr. Jaquette worked in the Principal Investment Area and Investment Banking Division of Goldman, Sachs & Co. He also worked at K Capital Management, a multi-strategy investment firm. Mr. Jaquette holds a Bachelor of Science from Bucknell University and Masters of Business Administration from Harvard Business School.

Richard J. Schnall, 40, is a financial partner of Clayton, Dubilier & Rice, LLC. Prior to joining Clayton, Dubilier & Rice in 1996, he worked in the Investment Banking division of Donaldson, Lufkin & Jenrette, Inc. and Smith Barney & Co. Mr. Schnall is a director of Sally Beauty Holdings, Inc. and U.S. Foodservice. He is a graduate of the Wharton School of Business at the University of Pennsylvania and holds a Masters of Business Administration from Harvard Business School.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

In connection with the Closing, on November 24, 2009, the Company filed the Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. A description of certain provisions of the Second Amended and Restated Certificate of Incorporation is set forth in the section of the October Form 8-K entitled “Stockholders Agreement—Requisite Approval,” which is incorporated herein by reference. The description of the Second Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and is hereby incorporated by reference.

Amended and Restated By-Laws

In connection with the Closing, on November 24, 2009, the Company amended and restated its by-laws (as amended, the “Second Amended and Restated By-laws”) in order to, among other things reflect certain rights of the CD&R Investor Parties and CMH under the Stockholders Agreement. The description of the Second Amended and Restated By-laws is qualified in its entirety by reference to the full text of the Second Amended and Restated By-laws, which is filed as Exhibit 3.2 hereto and is hereby incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

Certain unaudited pro forma condensed consolidated financial data of the Company and JDI, which pro forma financial data gives effect to the Transactions, is furnished herewith as Exhibits 99.1 and 99.2, respectively, and is hereby incorporated by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Certificate of Incorporation of the Company

3.2	Second Amended and Restated By-Laws of the Company

4.1	Common Stock Purchase Warrant of the Company, dated as of November 24, 2009

4.2	Registration Rights Agreement, dated as of November 24, 2009, among the Company and each of the stockholders of the Company party thereto

4.3	Indenture, dated as of November 24, 2009, among JDI, the subsidiary guarantors from time to time party thereto and Wilmington Trust FSB, as trustee, relating to the 8.25% senior notes due 2019 of JDI

4.4	Exchange and Registration Rights Agreement, dated as of November 24, 2009, among JDI, the Guarantors named therein and the purchasers party thereto

4.5	Indenture, dated as of November 24, 2009, between the Company and Wilmington Trust FSB, as trustee, relating to the 10.50% senior notes due 2020 of the Company

4.6	Exchange and Registration Rights Agreement, dated as of November 24, 2009, between the Company and the purchasers party thereto

10.1	Stockholders Agreement, dated as of November 24, 2009, among the Company, CMH, SNW, the CD&R Investor Parties and any stockholder of the Company who becomes a party thereto

10.2	Indemnification Agreement, dated as of November 24, 2009, among the Company, JDI, the CD&R Investor Parties, Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P., CD&R and Clayton Dubilier & Rice, Inc.

10.3	Indemnification Agreement, dated as of November 24, 2009, among the Company, JDI and CMH

10.4	Consulting Agreement, dated November 24, 2009, among the Company, JDI and CD&R

10.5	Amendment No. 1 to Umbrella Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC

10.6	Amendment No. 1 to Master Sales Agency Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC

10.7	Amendment No. 1 to Master Sub-License Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC

10.8	Credit Agreement, dated as of November 24, 2009, among, inter alia, JDI, as a borrower, the Company, the lenders and issuers party thereto, as lenders, Citibank, N.A., as administrative agent, and the other parties thereto

10.9	Guaranty, dated as of November 24, 2009, made by the Company, JDI and certain of their U.S. subsidiaries in favor of the Guarantied Parties (as defined therein)

10.10	Guaranty, dated as of November 24, 2009, made by certain subsidiaries of JDI organized outside of the United States in favor of the Guarantied Parties (as defined therein)

10.11	Pledge and Security Agreement, dated as of November 24, 2009, by the Grantors (as defined therein) in favor of the Principal Agent (as defined therein)

99.1	Unaudited pro forma condensed consolidated financial data of the Company (incorporated by reference to the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Data” set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 23, 2009)

99.2	Unaudited pro forma condensed consolidated financial data of JDI (incorporated by reference to the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Data” set forth in Exhibit 99.2 to JDI’s Current Report on Form 8-K filed with the Commission on November 20, 2009)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: December 1, 2009	By:	/S/ JOSEPH F. SMORADA
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: December 1, 2009	By:	/S/ JOSEPH F. SMORADA
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Certificate of Incorporation of the Company

3.2	Second Amended and Restated By-Laws of the Company

4.1	Common Stock Purchase Warrant of the Company, dated as of November 24, 2009

4.2	Registration Rights Agreement, dated as of November 24, 2009, among the Company and each of the stockholders of the Company party thereto

4.3	Indenture, dated as of November 24, 2009, among JDI, the subsidiary guarantors from time to time party thereto and Wilmington Trust FSB, as trustee, relating to the 8.25% senior notes due 2019 of JDI

4.4	Exchange and Registration Rights Agreement, dated as of November 24, 2009, among JDI, the Guarantors named therein and the purchasers party thereto

4.5	Indenture, dated as of November 24, 2009, between the Company and Wilmington Trust FSB, as trustee, relating to the 10.50% senior notes due 2020 of the Company

4.6	Exchange and Registration Rights Agreement, dated as of November 24, 2009, between the Company and the purchasers party thereto

10.1	Stockholders Agreement, dated as of November 24, 2009, among the Company, CMH, SNW, the CD&R Investor Parties and any stockholder of the Company who becomes a party thereto

10.2	Indemnification Agreement, dated as of November 24, 2009, among the Company, JDI, the CD&R Investor Parties, Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P., CD&R and Clayton Dubilier & Rice, Inc.

10.3	Indemnification Agreement, dated as of November 24, 2009, among the Company, JDI and CMH

10.4	Consulting Agreement, dated November 24, 2009, among the Company, JDI and CD&R

10.5	Amendment No. 1 to Umbrella Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC

10.6	Amendment No. 1 to Master Sales Agency Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC

10.7	Amendment No. 1 to Master Sub-License Agreement, dated as of November 24, 2009, among JDI, Unilever and Unilever PLC

10.8	Credit Agreement, dated as of November 24, 2009, among, inter alia, JDI, as a borrower, the Company, the lenders and issuers party thereto, as lenders, Citibank, N.A., as administrative agent, and the other parties thereto

10.9	Guaranty, dated as of November 24, 2009, made by the Company, JDI and certain of their U.S. subsidiaries in favor of the Guarantied Parties (as defined therein)

10.10	Guaranty, dated as of November 24, 2009, made by certain subsidiaries of JDI organized outside of the United States in favor of the Guarantied Parties (as defined therein)

10.11	Pledge and Security Agreement, dated as of November 24, 2009, by the Grantors (as defined therein) in favor of the Principal Agent (as defined therein)

99.1	Unaudited pro forma condensed consolidated financial data of the Company (incorporated by reference to the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Data” set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 23, 2009)

99.2	Unaudited pro forma condensed consolidated financial data of JDI (incorporated by reference to the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Data” set forth in Exhibit 99.2 to JDI’s Current Report on Form 8-K filed with the Commission on November 20, 2009)